UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 18, 2005

ShopKo Stores, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10876	41-0985054
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Pilgrim Way, Green Bay, Wisconsin		54304
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	920-429-2211

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective April 18, 2005, the ShopKo Stores, Inc. Board of Directors appointed a three-person management committee to oversee operations of the Company pending the completion of the proposed merger involving ShopKo Stores, Inc. and an affiliate of Minneapolis-based private equity investment firm Goldner Hawn Johnson & Morrison Incorporated. The committee is made up of senior vice president and chief financial officer Brian W. Bender; senior vice president and chief merchandising officer Paul G. White; and Pamida president Michael J. Hopkins.

Mr. Bender has been senior vice president, chief financial officer of the Company since October, 2000. Prior to joining the Company, Mr. Bender most recently served as vice president and chief financial officer at Egghead.com from November, 1996 to December, 1999. Mr. Bender has also held senior financial positions in various retailers including Proffitt’s, Inc., Younkers, Inc. and The May Department Stores and its divisions. Mr. Bender is 56 years old.

Mr. White has been senior vice president, chief merchandising officer since August, 2004. He joined the Company in October, 2003 as senior vice president, general merchandising manager. Prior to joining the Company, Mr. White was with the Famous-Barr division of The May Department Stores from 1995 to 2003, most-recently serving as senior vice president, advertising and sales promotion. Prior to that, Mr. White held several senior management and merchandising positions since 1985 with The May Department Stores, Federated Department Stores and Elder Beerman Department Stores. Mr. White is 48 years old.

Mr. Hopkins has been president of the Company's Pamida division since July, 1999. Prior to that he served as senior vice president, general merchandise manager for the Company since November, 1995. Prior to that Mr. Hopkins held senior management positions with Broadway Stores, Inc. (renamed Carter Hawley Hale). Mr. Hopkins is 54 years old.

Item 8.01. Other Events.

On April 18, 2005, ShopKo Stores, Inc. issued a press release announcing the Company's Board of Directors appointed a three-person management committee to oversee operations of the Company pending the completion of the proposed merger involving ShopKo Stores, Inc. and an affiliate of Minneapolis-based private equity investment firm Goldner Hawn Johnson & Morrison Incorporated. The press release is provided herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibits

99.1 Press Release dated April 18, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShopKo Stores, Inc.

April 21, 2005	By:	Peter G. Vandenhouten

Name: Peter G. Vandenhouten
Title: Assistant General Counsel/Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 18, 2005